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                                                                   EXHIBIT 99.B5

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[SENTRY LIFE INSURANCE COMPANY LOGO]                                                                    VARIABLE ANNUITY APPLICATION

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1.  ANNUITANT
Name                                                             Soc. Sec. No.                            Date of Birth
    ------------------------------------------------------------              ---------------------------               ------------
Address                                                          Telephone No.
        --------------------------------------------------------              ------------------------------------------------------
City                                State           Zip          Sentry Employee?  [ ] Yes   [ ] No                 Male  [ ]
     ------------------------------      ----------     --------
Date Annuity Payments Begin                                             Spouse?    [ ] Yes   [ ] No               Female  [ ]
                            -------------------------------------------
                                    (Month)               (Year)
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2.  CONTRACT OWNER   (Complete only if different from Annuitant.)          Date of Birth
                                                                                         -------------------------------------------
Name                                                                       Soc. Sec. No.
     ---------------------------------------------------------------------               -------------------------------------------
Address                                           City                                       State                 Zip
        -----------------------------------------      -------------------------------------       ---------------     -------------
Contingent Owner(*)
                   -----------------------------------------------------------------------------------------------------------------
(*)Only the spouse of the contract owner may be named as contingent owner.
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3.  BENEFICIARIES (Show full name[s], relationship[s] and percentage each is to receive.)
Primary Beneficiary                                                             Relationship                                       %
                    -----------------------------------------------------------             ----------------------------  ---------
Contingent Beneficiary                                                          Relationship                                       %
                       -------------------------------------------------------              ----------------------------  ---------
4. PURCHASE PAYMENTS AND ALLOCATION                              Initial Purchase Payment .........................$
                                                                                                                    ----------------
                                                                 Planned Subsequent Payment* ......................$
                                                                                                                    ----------------
Bill Me:     Monthly     Qtrly     Annually                      * Subsequent payments will be allocated as shown unless otherwise
         ---         ---       ---                                 directed.
T. Rowe Price Fixed Income Series, Inc.
-----------------------------------------
 T. ROWE PRICE PRIME RESERVE PORTFOLIO ............           %      Janus Aspen Series Institutional Shares
                                                    ---------        -----------------------------------------
 T. ROWE PRICE LIMITED TERM BOND PORTFOLIO.........           %      BALANCED PORTFOLIO............................               %
                                                    ---------                                                       --------------
T. Rowe Price Equity Series, Inc.                                    GROWTH PORTFOLIO..............................               %
-----------------------------------------                                                                           --------------
 T. ROWE PRICE                                                       CAPITAL APPRECIATION PORTFOLIO................               %
                                                                                                                    --------------
    PERSONAL STRATEGY BALANCED PORTFOLIO...........           %      AGGRESSIVE GROWTH PORTFOLIO...................               %
                                                    ---------                                                       --------------
 T. ROWE PRICE EQUITY INCOME PORTFOLIO.............           %      WORLDWIDE GROWTH PORTFOLIO....................               %
                                                    ---------                                                       --------------
T. Rowe Price International Series, Inc.
------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO.......           %      Total Allocation must equal 100%
                                                    ---------
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5.  PLAN TYPE (CHECK AS MANY BOXES AS APPLY.)                        [ ] Qualified Plan
   [ ] Non Qualified Plan                                              [ ] Traditional IRA - Tax Contribution Year
   [ ] 1035 Transfer (Non-Qualified only)                              [ ] Roth IRA - Tax Contribution Year
                                                                       [ ] SEP IRA (Please attach form 5305-SEP)
  Cost Basis of contract being replaced $                              [ ] Rollover IRA
                                         --------------------
                                                                       [ ] Transfer IRA (Complete Transfer Form)
  Original date of contract being replaced                             [ ] SIMPLE IRA Rollover
                                           ------------------
                                                                       [ ] SIMPLE IRA (new)
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6.a.                                               6.b. Telephone Transfer Privilege
        Make Check Payable To:
           SENTRY LIFE INSURANCE COMPANY                [ ]  The undersigned Contract Owner hereby elects the Telephone Transfer
        Send Check With Application To:                      Privilege and agrees to the terms and conditions as described on the
           ANNUITY SERVICE OFFICE                            reverse side of this application.
           P.O. BOX 867
           STEVENS POINT, WI 54481
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7.  SPECIAL REQUESTS
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8.  ANNUITANT REQUESTS STATEMENT OF ADDITIONAL INFORMATION.           [ ]  Yes       [ ]  No
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9.  IS THE ANNUITY APPLIED FOR INTENDED TO REPLACE OR CHANGE ANY EXISTING LIFE INSURANCE OR ANNUITY?     [ ]  Yes   [ ]  No
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10. I(WE) ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS OF SENTRY VARIABLE ACCOUNT II, T. ROWE PRICE FIXED INCOME SERIES,
INC., T. ROWE PRICE EQUITY SERIES, INC., T. ROWE PRICE INTERNATIONAL SERIES, INC., AND JANUS ASPEN SERIES INSTITUTIONAL SHARES.
PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO
DOLLAR AMOUNT. I (WE) CERTIFY UNDER PENALTIES OF PERJURY THAT THE ABOVE SOCIAL SECURITY NUMBER IS CORRECT.

This application has been signed in                                                            ,
                                    ----------------------------------------------------------   -----------------------------------
                                                            City                                                  State
on                                           month                                        day                                   year
   -----------------------------------------       --------------------------------------     ---------------------------------
Signature                                                        Signature
of Annuitant                                                     of Owner
             ---------------------------------------------------            --------------------------------------------------------
(Owner unless otherwise indicated)                               (If other than Annuitant)
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32-103(D) Sentry Life Insurance Company Stevens Point, Wisconsin 5-00

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11. AGENT'S REPORT
Will the annuity replace an existing life insurance              If Yes, indicate type of contract:               [ ] Life Insurance
or annuity contract?   [ ] Yes   [ ] No                          (Submit any required replacement forms.)         [ ] Annuity
Signature of Agent                                                         Phone Number (      )
                   -------------------------------------------------------               ------  -----------------------------------
Print Agent Name                                                           Sales Code
                   -------------------------------------------------------             ---------------------------------------------
Name of Broker Dealer                                                 Address
                      -----------------------------------------------         ------------------------------------------------------
City                                                             State                              Zip
     -----------------------------------------------------------       ----------------------------     ----------------------------




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                          TELEPHONE TRANSFER PRIVILEGE

The Contract Owner hereby authorizes Sentry Life Insurance Company (the Company) to honor telephone instructions to effect a transfer of all or part of the Contract Values between Eligible Mutual Fund(s) or Portfolio(s) of the Contract, subject to the minimum amounts stated in the Contract.

The Company will employ reasonable procedures to confirm that telephone transfer requests are legitimate. The Company will not be liable for complying with any telephone transfer request it believes to be legitimate and for which it followed reasonable procedures to ensure legitimacy. The Company reserves the right to reject any telephone transfer request. The Contract Owner understands and agrees that this transfer privilege is for the convenience of the Contract Owner and may be suspended or revoked by the Company for any reason and at anytime without prior notice.

                     INSTRUCTIONS FOR TELEPHONE TRANSFERS

When you want to make a transfer in your account, telephone the Annuity Service Office toll free at 1 (800) 533-7827. Be prepared to state the name of the account, your account number and your social security number.

If your telephone call is received on any business day BEFORE 3:00 P.M. CENTRAL TIME, the transfer of accumulation units will be made on the basis of the Valuation Period as of the close of that same day. If your telephone call is received AFTER 3:00 P.M. CENTRAL TIME, the transfer of accumulation units will be made on the basis of the Valuation Period NEXT FOLLOWING the day your telephone call was received.